LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

Seeks growth of capital

KEMPER
VALUE+GROWTH FUND

      "... We attribute the fund's consistent performance to its balance between growth and value stocks rather than a doctrinaire, limiting philosophy. This way we were able to participate in the growth surge earlier in the period, but predetermined price disciplines shifted the emphasis toward value later in the period. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
INDUSTRY SECTORS

9
LARGEST HOLDINGS

10
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

20
NOTES TO FINANCIAL STATEMENTS

25
REPORT OF INDEPENDENT AUDITORS

26
TAX INFORMATION

AT A GLANCE

 KEMPER VALUE+GROWTH FUND
 TOTAL RETURNS

 FOR THE YEAR ENDED NOVEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE)

[BAR GRAPH]

                                                               KEMPER VALUE+GROWTH FUND CLASS     KEMPER VALUE+GROWTH FUND CLASS
KEMPER VALUE+GROWTH FUND CLASS A                                             B                                  C
--------------------------------                               ------------------------------     ------------------------------
-0.96%                                                                     -1.75%                             -1.94%

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    KEMPER VALUE+GROWTH FUND
    CLASS A                         $16.07     $18.30
 .........................................................
    KEMPER VALUE+GROWTH FUND
    CLASS B                         $15.33     $17.68
 .........................................................
    KEMPER VALUE+GROWTH FUND
    CLASS C                         $15.30     $17.68
 .........................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                              CLASS A   CLASS B   CLASS C
 .........................................................
    LONG-TERM CAPITAL GAIN      $1.62     $1.62     $1.62
 .........................................................
    SHORT-TERM CAPITAL GAIN     $0.62     $0.62     $0.62
 .........................................................

TERMS TO KNOW

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS RATIO (P/E) The P/E ratio indicates about how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

VALUATION A stock's price relative to an underlying measure of worth.

VALUE STOCK A stock considered to be a bargain or "on sale" because it is perceived as undervalued relative to a measure of its true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[HALL PHOTO]

LEAD PORTFOLIO MANAGER DONALD HALL JOINED THE FIRM IN 1982. HE IS A CHARTERED FINANCIAL ANALYST. THE FIRM'S LARGE STAFF OF ANALYSTS, RESEARCHERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS THROUGHOUT THE UNITED STATES AND ABROAD SUPPORTS HALL.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

 THE MARKET EXPERIENCED WILD SWINGS DURING THE COURSE OF KEMPER VALUE+GROWTH FUND'S FISCAL YEAR -- DECEMBER 1, 1999, THROUGH NOVEMBER 30, 2000. LEAD PORTFOLIO MANAGER DON HALL DISCUSSES HOW THESE MARKET EVENTS IMPACTED FUND PERFORMANCE AND PROVIDES HIS OUTLOOK FOR THE FUND IN THE COMING MONTHS.

Q     HOW DID KEMPER VALUE+GROWTH FUND PERFORM OVER THE ANNUAL PERIOD?

A     We're pleased with the fund's performance. Although the fund did lose some ground, it weathered the difficult market climate much better than its benchmark, the Standard & Poor's 500 stock index (S&P). For the 12 months ended November 30, 2000, the fund's Class A shares (unadjusted for sales charges) declined 0.96 percent, while the S&P dropped 4.23 percent.

  The extreme volatility during the period created a challenging investment environment. Despite this volatility, the fund's relative return has remained fairly consistent. In four of the last five calendar quarters, the fund outperformed the S&P.

Q     TO WHAT DO YOU ATTRIBUTE THIS CONSISTENCY IN PERFORMANCE?

A     The fund has the flexibility to invest in both large-cap value and growth stocks. Growth stocks (specifically technology stocks) posted phenomenal returns in late 1999 and early 2000 at the expense of value stocks.

  In March, however, the lofty valuations of such companies began to spook the market. Investors fled those high-priced technology stocks in search of safety in more tried and true companies with experienced management, good balance sheets and long-term records of strong earnings. In short, investors once again began to consider company fundamentals as part of their investment criteria.

  We attribute the fund's consistent performance to its balance between growth and value stocks rather than a doctrinaire, limiting philosophy. This way we were able to participate in the growth surge earlier in the period, but predetermined price disciplines shifted the emphasis toward value later in the period while still maintaining a significant degree of balance. This balance helps us manage risk and keeps the portfolio from falling behind when one style grips the market, as was the case this year.

Q     WILL YOU EXPLAIN HOW YOU STRIKE THE BALANCE BETWEEN GROWTH AND VALUE
STOCKS?

A     Our goal is to provide shareholders with exposure to the "best" value stocks and the "best" growth stocks in a balanced portfolio. We aim to keep the portfolio close to a 50/50 balance, but in certain market environments we may modestly favor one style over another.

  The best value stocks are those that are selling well below our calculated intrinsic value. Usually, this means they carry low price-to-earnings ratios (see Terms To Know on page 2), while offering steady or improving earnings prospects. For these undervalued stocks, the earnings-growth outlook may be unexciting. However, because these stocks are significantly undervalued, even steady or modest growth can provide substantial upside to the stock.

  The best growth stocks are those with strong competitive positions

PERFORMANCE UPDATE

that are projected to enjoy above-average, long-term growth in earnings and revenue. These stocks are also currently experiencing accelerating near-term positive earnings revisions, and they occupy the "sweet spot" of a large and open-ended growth opportunity. While price considerations are relaxed for stocks meeting these growth criteria, price discipline has an important role, even within the growth segment of the portfolio. This discipline helps guide us in knowing whether to emphasize value or growth.

Q     WHAT WERE SOME OF KEMPER VALUE+GROWTH FUND'S BEST-PERFORMING STOCKS?

A     Despite their recent pullbacks, many of the fund's biggest contributors were technology stocks. Leading the way were a group of data storage and software stocks including EMC, Oracle, Seagate, Network Appliance and Sun Microsystems. After the stocks appreciated beyond our valuation criteria during the year, we sold our positions in Seagate and Network Appliance and reduced our position in Sun Microsystems, realizing good profits for the fund. Other important holdings outside technology included aerospace firm Boeing, utility company Peco Energy (now Exelon) and insurance company Cigna.

Q     WHAT STOCKS DISAPPOINTED?

A     Technology names were also some of the biggest disappointments for the fund. Every technology stock was hurt when the sector stumbled last spring. However, several of our holdings declined further due to more specific issues. Software giant Microsoft lost a good deal of value as it became embroiled in an antitrust lawsuit with the federal government. Computer Associates, also a software producer, suffered due to a weakened earnings outlook coupled with a change in its accounting policies. And Dell Computer struggled as demand for personal computers softened.

  Select stocks in the fund's telecommunications and financial sectors also hindered performance. AT&T declined as its brand strategy came into question and pricing in long distance eroded. Chase Manhattan fell as the market questioned its decision to acquire J. P. Morgan, and Bank of America struggled with losses in its loan portfolio.

Q     DID YOU MAKE ANY SIGNIFICANT CHANGES TO KEMPER VALUE+GROWTH FUND'S
HOLDINGS?

A     The most significant change was our shift in emphasis to value from growth. Some of the new value names we added included:

- COOPER INDUSTRIES, which manufactures, markets and sells electrical products, tools and hardware for the industrial market. This is a company that was trading at an extremely discounted P/E but that has a long history of moderate and steady earnings growth. As investors focus more on fundamentals, we believe this stock is poised to benefit.

- CANADIAN PACIFIC is a diversified management company whose operations include container shipping; exploration and production of oil, natural gas and coal; hotel management; and waste management. Historically, this company has struggled, and investors have not given it full credit for improved fundamentals. Over the past year, its core business lines have improved, and we expect that a planned divestiture of some of its subsidiaries should improve its earnings growth rate.

- DELTA AIR LINES earnings have been suffering from the impact of higher fuel prices. However, with the shares trading at extreme discounts, that impact seems fully discounted.

- WASHINGTON MUTUAL has grown into the nation's largest savings and loan at the expense of its competitors. We believe it is now reaping the benefits of this scale.

Q     WHAT ARE SOME OF THE STOCKS WITH HIGHER GROWTH RATES THAT THE FUND IS
EMPHASIZING?

A     We continue to maintain positions in leading technology companies with strong franchises, such as Cisco, Microsoft, Oracle, Sun Microsystems and EMC. Although not growth companies per se, energy companies are currently enjoying good earnings growth due to higher oil and gas prices. The portfolio continues to hold important positions in Royal Dutch, Philips Petroleum and Chevron.

Q     WHAT IS YOUR MARKET OUTLOOK?

A     We believe that growth stocks have been oversold, making them due for a bounce in the short term. However, we also believe that the rally in value stocks is far from over. Despite the decline in growth stocks, there is still a great discrepancy in the valuations of value stocks versus growth stocks. We will maintain the fund's value emphasis until we see more appreciation in the lower-P/E stocks. Within the overall market, stock prices are now more reasonable with respect to interest rates. The slowing economy, while not providing strong earnings support, should remove the threat of higher inflation. If the Federal Reserve Board should begin to lower rates, it would likely set the stage for a more positive market environment.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                      LIFE
                                                  1-YEAR   5-YEAR   OF CLASS
---------------------------------------------------------------------------------------------------
    KEMPER VALUE+GROWTH FUND CLASS A              -6.66%   13.91%    14.74%    (since 10/16/95)
 ...................................................................................................
    KEMPER VALUE+GROWTH FUND CLASS B              -4.35    14.22     15.04     (since 10/16/95)
 ...................................................................................................
    KEMPER VALUE+GROWTH FUND CLASS C              -1.94    14.31     15.11     (since 10/16/95)
 ...................................................................................................

KEMPER VALUE+GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/95 to 11/30/00
[LINE GRAPH]

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS A1            RUSSELL 1000 INDEX+            STOCK INDEX++
                                                   -------------------         -------------------        ---------------------
10/31/95                                                 9429.00                    10000.00                    10000.00
                                                         9961.00                    10605.00                    10592.00
                                                        10522.00                    11190.00                    11101.00
                                                        11034.00                    11646.00                    11533.00
                                                        11576.00                    12026.00                    11820.00
                                                        12506.00                    12986.00                    12738.00
3/31/97                                                 12327.00                    13187.00                    13020.00
                                                        14214.00                    15403.00                    15222.00
                                                        15870.00                    16749.00                    16290.00
                                                        15572.00                    17252.00                    16688.00
                                                        17505.00                    19559.00                    18947.00
                                                        17560.00                    20048.00                    19499.00
                                                        15343.00                    17981.00                    17489.00
12/31/98                                                18512.00                    21914.00                    21139.00
                                                        18213.00                    22819.00                    22122.00
                                                        19686.00                    24445.00                    23606.00
                                                        18722.00                    22831.00                    22059.00
                                                        21601.00                    26499.00                    25267.00
                                                        22465.00                    27655.00                    25771.00
                                                        21090.00                    26706.00                    25015.00
                                                        21565.00                    26897.00                    24704.00
11/30/00                                                20090.00                    24140.00                    22613.00

KEMPER VALUE+GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 10/31/95 to 11/30/00
[LINE GRAPH]

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS B1            RUSSELL 1000 INDEX+            STOCK INDEX++
                                                   -------------------         -------------------        ---------------------
10/31/95                                                10000.00                    10000.00                    10000.00
                                                        10554.00                    10605.00                    10592.00
                                                        11129.00                    11190.00                    11101.00
                                                        11641.00                    11646.00                    11533.00
                                                        12184.00                    12026.00                    11820.00
                                                        13139.00                    12986.00                    12738.00
3/31/97                                                 12926.00                    13187.00                    13020.00
                                                        14884.00                    15403.00                    15222.00
                                                        16574.00                    16749.00                    16290.00
                                                        16225.00                    17252.00                    16688.00
                                                        18208.00                    19559.00                    18947.00
                                                        18219.00                    20048.00                    19499.00
                                                        15888.00                    17981.00                    17489.00
12/31/98                                                19126.00                    21914.00                    21139.00
                                                        18785.00                    22819.00                    22122.00
                                                        20256.00                    24445.00                    23606.00
                                                        19232.00                    22831.00                    22059.00
                                                        22161.00                    26499.00                    25267.00
                                                        22993.00                    27655.00                    25771.00
                                                        21552.00                    26706.00                    25015.00
                                                        21979.00                    26897.00                    24704.00
11/30/00                                                20358.00                    24140.00                    22613.00

KEMPER VALUE+GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 10/31/95 to 11/30/00
[LINE GRAPH]

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS C1            RUSSELL 1000 INDEX+            STOCK INDEX++
                                                   -------------------         -------------------        ---------------------
10/31/95                                                10000.00                    10000.00                    10000.00
                                                        10554.00                    10605.00                    10592.00
                                                        11139.00                    11190.00                    11101.00
                                                        11651.00                    11646.00                    11533.00
                                                        12173.00                    12026.00                    11820.00
                                                        13150.00                    12986.00                    12738.00
3/31/97                                                 12915.00                    13187.00                    13020.00
                                                        14873.00                    15403.00                    15222.00
                                                        16563.00                    16749.00                    16290.00
                                                        16236.00                    17252.00                    16688.00
                                                        18185.00                    19559.00                    18947.00
                                                        18196.00                    20048.00                    19499.00
                                                        15865.00                    17981.00                    17489.00
12/31/98                                                19126.00                    21914.00                    21139.00
                                                        18785.00                    22819.00                    22122.00
                                                        20268.00                    24445.00                    23606.00
                                                        19244.00                    22831.00                    22059.00
                                                        22149.00                    26499.00                    25267.00
                                                        22993.00                    27655.00                    25771.00
                                                        21552.00                    26706.00                    25015.00
                                                        21992.00                    26897.00                    24704.00
11/30/00                                                20417.00                    24140.00                    22613.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

*THE MAXIMUM SALES CHARGE FOR CLASS A
 SHARES IS 5.75%. FOR CLASS B SHARES,
 THE MAXIMUM CONTINGENT DEFERRED SALES
 CHARGE (CDSC) IS 4%. CLASS C SHARES
 HAVE NO SALES CHARGE ADJUSTMENT, BUT
 REDEMPTIONS WITHIN ONE YEAR OF PURCHASE
 MAY BE SUBJECT TO A CONTINGENT DEFERRED
 SALES CHARGE OF 1%. SHARE CLASSES
 INVEST IN THE SAME UNDERLYING
 PORTFOLIO. DURING THE PERIODS NOTED,
 SECURITIES PRICES FLUCTUATED. FOR
 ADDITIONAL INFORMATION, SEE THE
 PROSPECTUS, THE STATEMENT OF ADDITIONAL
 INFORMATION AND FINANCIAL HIGHLIGHTS.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER
    VALUE+GROWTH FUND WITH THE INDICES,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE RUSSELL 1000 INDEX IS AN UNMANAGED
  INDEX THAT COMPRISES 1,000 OF THE
  LARGEST-CAPITALIZED U.S. COMPANIES
  WHOSE COMMON STOCKS TRADE IN THE
  UNITED STATES ON THE NEW YORK STOCK
  EXCHANGE, AMERICAN STOCK EXCHANGE OR
  NASDAQ. THIS LARGE-CAP,
  MARKET-ORIENTED INDEX IS HIGHLY
  CORRELATED WITH THE S&P 500 INDEX.
  SOURCE IS WIESENBERGER(R).

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX THAT COMPRISES
  500 LARGE-CAP U.S. COMPANIES AND IS
  GENERALLY REPRESENTATIVE OF THE U.S.
  STOCK MARKET. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 2000, AND NOVEMBER 30, 1999.
[BAR GRAPH]

                                                               KEMPER VALUE+GROWTH FUND AS OF     KEMPER VALUE+GROWTH FUND AS OF
                                                                          11/30/00                           11/30/99
                                                               ------------------------------     ------------------------------
Finance                                                                     20.7                               16.4
Technology                                                                  17.9                               26.5
Communication services                                                      12.1                               14.4
Energy                                                                      11.8                                6.5
Capital goods                                                               11.7                               12.8
Health care                                                                 11.6                                7.4
Consumer nondurables                                                         5.2                               13.9
Basic industries                                                             3.9                                  0
Utilities                                                                    2.6                                1.1
Transportation                                                               2.5                                  1

A COMPARISON WITH THE S&P 500 STOCK INDEX(+)
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER VALUE+GROWTH FUND REPRESENTED ON NOVEMBER 30, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE S&P 500 STOCK INDEX.
[BAR GRAPH]

                                                               KEMPER VALUE+GROWTH FUND AS OF      STANDARD & POOR'S 500 STOCK
                                                                          11/30/00                     INDEX AS OF 11/30/00
                                                               ------------------------------      ---------------------------
Finance                                                                     20.7                               15.7
Technology                                                                  17.9                                 28
Communication services                                                      12.1                                6.5
Energy                                                                      11.8                                5.8
Capital goods                                                               11.7                                8.8
Health care                                                                 11.6                               11.9
Consumer nondurables                                                         5.2                               17.4
Basic materials                                                              3.9                                  2
Utilities                                                                    2.6                                3.3
Transportation                                                               2.5                                0.6

(+) THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX THAT COMPRISES
    500 LARGE-CAP U.S. COMPANIES AND IS GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER VALUE+GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 23.1 percent of the fund's total net assets on November 30, 2000

            HOLDING                                                            PERCENT
--------------------------------------------------------------------------------------
1.          CISCO SYSTEMS                 Designs, develops, manufactures and    3.2%
                                          provides technical support for
                                          networking products and services.
--------------------------------------------------------------------------------------
2.          MICROSOFT                     Develops, manufactures, licenses,      2.9%
                                          markets and supports software
                                          products for computing devices. The
                                          company develops operating systems
                                          for personal computers and servers,
                                          as well as server applications for
                                          client/server environments.
--------------------------------------------------------------------------------------
3.          CITIGROUP                     Diversified holding company that       2.8%
                                          provides a wide range of financial
                                          services to individual and
                                          corporate clients.
--------------------------------------------------------------------------------------
4.          VERIZON COMMUNICATIONS        An international telecommunications    2.8%
                                          company that operates in domestic
                                          telecom segment services, voice and
                                          data transport, network access and
                                          directory assistance, among other
                                          areas.
--------------------------------------------------------------------------------------
5.          ROYAL DUTCH PETROLEUM         Majority shareholder in the Royal      2.3%
                                          Dutch/Shell Group, one of the
                                          world's largest oil and gas
                                          conglomerates.
--------------------------------------------------------------------------------------
6.          EXXON MOBIL                   An integrated worldwide energy         2.0%
                                          company involved in the discovery,
                                          development, production and sale of
                                          crude oil, natural gas and natural
                                          gas liquids.
--------------------------------------------------------------------------------------
7.          INTEL                         Designs, develops, manufactures and    2.0%
                                          markets chips, boards, systems and
                                          software that form integral parts
                                          in computers, servers and
                                          networking and communications
                                          products.
--------------------------------------------------------------------------------------
8.          BRISTOL-MYERS SQUIBB          Produces, manufactures and             1.8%
                                          distributes medicines, beauty care
                                          products, nutritional supplements
                                          and medical devices.
--------------------------------------------------------------------------------------
9.          DELTA AIR LINES               A major air carrier providing air      1.8%
                                          transportation for passengers,
                                          freight and mail.
--------------------------------------------------------------------------------------
10.         EXELON                        An operating utility that provides     1.5%
                                          electric and gas services to
                                          residential, commercial, industrial
                                          and wholesale customers.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE & GROWTH FUND
Portfolio of Investments at November 30, 2000

                                                                                           PRINCIPAL
       REPURCHASE AGREEMENTS--0.2%                                                           AMOUNT        VALUE
                                       State Street Bank and Trust Co., 6.470%, to be
                                         repurchased at $295,053 12/01/2000
                                         (Cost $295,000)**                                 $ 295,000    $    295,000
                                       -----------------------------------------------------------------------------
       SHORT TERM INVESTMENTS--1.8%
                                       ConAgra, Inc., 6.800%, 12/01/2000                   1,500,000       1,500,000
                                       Enron Corp., 6.620%, 12/04/2000                     1,300,000       1,299,280
                                       -----------------------------------------------------------------------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (cost $2,799,280)                                                   2,799,280
                                       -----------------------------------------------------------------------------
           COMMON STOCKS--98.0%                                                              SHARES

    CONSUMER DISCRETIONARY--2.2%
    DEPARTMENT & CHAIN STORES
                                       Home Depot, Inc.                                       26,950       1,056,103
                                       Lowe's Companies, Inc.                                  8,000         320,500
                                       Wal-Mart Stores, Inc.                                  38,300       1,998,781
                                       -----------------------------------------------------------------------------
                                                                                                           3,375,384
--------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.9%
    ALCOHOL & TOBACCO--1.0%
                                       Anheuser-Busch Companies, Inc.                         12,600         597,712
                                       Philip Morris Companies, Inc.                          14,500         553,719
                                       UST, Inc.                                              16,500         391,875
                                       -----------------------------------------------------------------------------
                                                                                                           1,543,306

    FOOD & BEVERAGE--1.2%
                                       Coca-Cola Co.                                           9,600         601,200
                                       Kroger Co.*                                            22,100         585,650
                                       PepsiCo, Inc.                                          16,200         735,075
                                       -----------------------------------------------------------------------------
                                                                                                           1,921,925

    PACKAGE GOODS/ COSMETICS--0.7%
                                       Kimberly-Clark Corp.                                   16,200       1,132,988
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    HEALTH--10.7%
    BIOTECHNOLOGY--0.6%
                                       Amgen Inc.*                                            15,600         992,550
                                       -----------------------------------------------------------------------------

    HOSPITAL MANAGEMENT--2.1%
                                       HCA -- The Healthcare Corporation                      19,100         791,456
                                       Tenet Healthcare Corp.                                 31,600       1,344,975
                                       UnitedHealth Group Inc.                                 9,500       1,114,468
                                       -----------------------------------------------------------------------------
                                                                                                           3,250,899

    MEDICAL SUPPLY & SPECIALTY--0.7%
                                       Applera Corp. -- Applied Biosystems Group               4,400         363,550
                                       Baxter International, Inc.                              8,900         770,406
                                       -----------------------------------------------------------------------------
                                                                                                           1,133,956

    PHARMACEUTICALS--7.3%
                                       Abbott Laboratories                                    25,200       1,387,575
                                       Bristol-Myers Squibb Co.                               41,200       2,855,675
                                       Eli Lilly & Co.                                        12,000       1,124,250
                                       Johnson & Johnson, Inc.                                18,500       1,850,000
                                       Merck & Co., Inc.                                      18,700       1,733,256
                                       Pfizer, Inc.                                           42,875       1,899,898
                                       Schering-Plough Corp.                                   8,900         498,956
                                       -----------------------------------------------------------------------------
                                                                                                          11,349,610

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE

    COMMUNICATIONS--8.1%
    CELLULAR TELEPHONE--1.4%
                                       Nokia Oyj (ADR)                                        43,600    $  1,863,900
                                       Vodafone Group PLC (ADR)                               10,000         342,500
                                       -----------------------------------------------------------------------------
                                                                                                           2,206,400

    TELEPHONE/ COMMUNICATIONS--6.7%
                                       AT&T Corp.                                             48,599         953,755
                                       Avaya, Inc.*                                            2,109          24,648
                                       BellSouth Corp.                                        25,600       1,070,400
                                       Efficient Networks, Inc.*                              11,000         200,750
                                       Nortel Networks Corp.                                  32,100       1,211,775
                                       SBC Communications, Inc.                               30,500       1,675,594
                                       Verizon Communications                                 76,180       4,280,364
                                       WorldCom, Inc.*                                        74,150       1,107,616
                                       -----------------------------------------------------------------------------
                                                                                                          10,524,902
--------------------------------------------------------------------------------------------------------------------

    FINANCIAL--20.7%
    BANKS--4.3%
                                       Bank of America Corp.                                  28,631       1,143,451
                                       Chase Manhattan Corp.                                  60,900       2,245,687
                                       FleetBoston Financial Corp.                            10,200         382,500
                                       J.P. Morgan & Co., Inc.                                 4,600         620,138
                                       PNC Bank Corp.                                         10,300         684,950
                                       Washington Mutual, Inc.                                36,200       1,644,838
                                       -----------------------------------------------------------------------------
                                                                                                           6,721,564

    INSURANCE--7.3%
                                       AFLAC, Inc.                                             4,100         288,537
                                       AMBAC Financial Group, Inc.                            16,700       1,275,463
                                       American General Corp.                                 14,300       1,071,606
                                       American International Group, Inc.                     16,800       1,628,550
                                       Cigna Corp.                                             7,100         935,425
                                       Hartford Financial Services Group, Inc.                10,400         735,800
                                       Lincoln National Corp.                                  6,100         275,644
                                       MBIA, Inc.                                              6,400         440,800
                                       MGIC Investment Corp.                                  14,900         938,700
                                       MetLife, Inc.                                          30,900         915,413
                                       Nationwide Financial Services, Inc. "A"                24,000         985,500
                                       PMI Group, Inc.                                         5,100         324,168
                                       Providian Financial Corp.                              10,650         958,500
                                       XL Capital Ltd. "A"                                     8,453         674,655
                                       -----------------------------------------------------------------------------
                                                                                                          11,448,761

    CONSUMER FINANCE--4.2%
                                       Associates First Capital Corp.                         32,290       1,140,241
                                       Citigroup, Inc.                                        88,000       4,383,500
                                       Household International, Inc.                          22,500       1,122,188
                                       -----------------------------------------------------------------------------
                                                                                                           6,645,929

    OTHER FINANCIAL COMPANIES--4.9%
                                       CIT Group, Inc.                                        19,600         329,525
                                       Federal Home Loan Mortgage Corp.                       14,800         894,475
                                       Federal National Mortgage Association                  15,200       1,200,800
                                       Legg Mason, Inc.                                       12,400         565,750
                                       Lehman Brothers Holdings, Inc.                         21,600       1,070,550
                                       Marsh & McLennan Companies, Inc.                        9,100       1,047,638
                                       Morgan Stanley Dean Witter & Co.                       32,100       2,034,338
                                       USA Education Inc.                                      9,100         526,663
                                       -----------------------------------------------------------------------------
                                                                                                           7,669,739
--------------------------------------------------------------------------------------------------------------------

    MEDIA--3.7%
    ADVERTISING--2.4%
                                       Interpublic Group of Companies, Inc.                   40,500       1,582,031
                                       Omnicom Group, Inc.                                    14,700       1,155,788
                                       True North Communications, Inc.                        26,700         952,856
                                       -----------------------------------------------------------------------------
                                                                                                           3,690,675

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE

    BROADCASTING & ENTERTAINMENT--0.5%
                                       Gemstar -- TV Guide International Inc.*                15,685    $    638,183
                                       Time Warner, Inc.                                       2,800         173,600
                                       -----------------------------------------------------------------------------
                                                                                                             811,783

    PRINT MEDIA--0.8%
                                       Gannett Co., Inc.                                      24,600       1,319,175
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.8%
    EDP SERVICES--1.9%
                                       Automatic Data Processing, Inc.                         8,200         541,200
                                       Electronic Data Systems Corp.                          24,300       1,286,381
                                       First Data Corp.                                       20,600       1,054,463
                                       -----------------------------------------------------------------------------
                                                                                                           2,882,044

    INVESTMENT--1.3%
                                       Bear Stearns Companies, Inc.                            9,600         441,000
                                       Charles Schwab Corp.                                    9,300         257,493
                                       Goldman Sachs Group, Inc.                               4,700         385,988
                                       Merrill Lynch & Co., Inc.                              17,200         995,450
                                       -----------------------------------------------------------------------------
                                                                                                           2,079,931

    MISCELLANEOUS COMMERCIAL
      SERVICES--0.6%
                                       Metris Companies Inc.                                       3              73
                                       Sysco Corp.                                            17,900         988,975
                                       -----------------------------------------------------------------------------
                                                                                                             989,048
--------------------------------------------------------------------------------------------------------------------

    DURABLES--5.2%
    AEROSPACE--3.3%
                                       Boeing Co.                                             26,400       1,823,250
                                       Northrop Grumman Corp.                                 12,200       1,028,613
                                       Rockwell International Corp.                           32,900       1,324,225
                                       United Technologies Corp.                              14,282       1,011,344
                                       -----------------------------------------------------------------------------
                                                                                                           5,187,432

    AUTOMOBILES--0.6%
                                       Eaton Corp.                                             6,000         420,750
                                       Ford Motor Company                                     26,500         602,875
                                       -----------------------------------------------------------------------------
                                                                                                           1,023,625

    CONSTRUCTION/ AGRICULTURAL--0.6%
                                       PACCAR, Inc.                                           19,800         940,500
                                       -----------------------------------------------------------------------------

    TELECOMMUNICATIONS EQUIPMENT--0.6%
                                       Lucent Technologies, Inc.                              25,310         393,886
                                       Tellabs, Inc.*                                         12,600         667,800
                                       -----------------------------------------------------------------------------
                                                                                                           1,061,686
--------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.8%
    DIVERSIFIED MANUFACTURING--4.1%
                                       Canadian Pacific Ltd. (Ord.)                           60,400       1,620,843
                                       Cooper Industries, Inc.                                23,100         942,768
                                       General Electric Co.                                   46,300       2,294,743
                                       Koninklijke (Royal) Philips Electronics N.V.            8,924         292,819
                                       Tyco International Ltd.                                22,618       1,193,099
                                       -----------------------------------------------------------------------------
                                                                                                           6,344,272

    ELECTRICAL PRODUCTS--0.2%
                                       Emerson Electric Co.                                    5,000         364,375
                                       -----------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.0%
                                       Corning, Inc.                                          14,100         824,850
                                       QUALCOMM Inc.*                                          8,400         674,100
                                       -----------------------------------------------------------------------------
                                                                                                           1,498,950

    MACHINERY/ COMPONENTS--0.5%
                                       Parker-Hannifin Corp.                                  18,600         719,587
                                       -----------------------------------------------------------------------------


 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE

    TECHNOLOGY--17.6%
    COMPUTER SOFTWARE--5.2%
                                       America Online, Inc.*                                  13,600    $    552,296
                                       Computer Associates International, Inc.                17,700         462,412
                                       Microsoft Corp.*                                       78,200       4,486,725
                                       Oracle Corp.*                                          81,200       2,151,800
                                       Rational Software Corp.*                               14,000         441,000
                                       -----------------------------------------------------------------------------
                                                                                                           8,094,233

    DIVERSE ELECTRONIC PRODUCTS--1.5%
                                       Agilent Technologies, Inc.*                             3,013         157,240
                                       Applied Materials, Inc.*                               16,000         647,000
                                       Dell Computer Corp.*                                   34,900         671,825
                                       General Motors Corp. "H" (New)*                         7,362         160,050
                                       Motorola, Inc.                                         33,500         672,093
                                       -----------------------------------------------------------------------------
                                                                                                           2,308,208

    EDP PERIPHERALS--1.3%
                                       EMC Corp.*                                             26,600       1,978,375
                                       -----------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--3.3%
                                       Cisco Systems, Inc.*                                  104,600       5,007,725
                                       Vishay Intertechnology, Inc.*                           9,100         171,763
                                       -----------------------------------------------------------------------------
                                                                                                           5,179,488

    ELECTRONIC DATA PROCESSING--2.6%
                                       Apple Computer, Inc.*                                  13,700         226,050
                                       Compaq Computer Corp.                                  45,900         986,850
                                       Hewlett-Packard Co.                                    15,800         499,675
                                       International Business Machines Corp.                   6,000         561,000
                                       Sun Microsystems, Inc.*                                24,400       1,855,925
                                       -----------------------------------------------------------------------------
                                                                                                           4,129,500

    SEMICONDUCTORS--3.7%
                                       Intel Corp.                                            83,000       3,159,188
                                       Maxim Integrated Products Inc.*                         7,900         402,900
                                       Micron Technology, Inc.*                               16,400         516,600
                                       QLogic Corp.*                                           8,200         663,688
                                       Texas Instruments, Inc.                                14,600         544,763
                                       Vitesse Semiconductor Corp.*                            9,300         401,063
                                       -----------------------------------------------------------------------------
                                                                                                           5,688,202
--------------------------------------------------------------------------------------------------------------------

    ENERGY--10.1%
    OIL & GAS
      PRODUCTION--6.1%
                                       Anadarko Petroleum Corp.                               14,000         833,000
                                       Exxon Mobil Corp.                                      36,141       3,180,408
                                       Imperial Oil Ltd.                                      36,000         915,652
                                       Royal Dutch Petroleum Co.                              60,900       3,634,969
                                       Texaco, Inc.                                           13,300         772,231
                                       The Montana Power Co.                                  11,000         261,938
                                       -----------------------------------------------------------------------------
                                                                                                           9,598,198

    OIL COMPANIES--4.0%
                                       Ashland, Inc.                                          29,600         928,700
                                       Chevron Corp.                                          23,300       1,907,688
                                       Phillips Petroleum Co.                                 39,400       2,226,100
                                       Repsol SA (ADR)                                        66,800       1,093,850
                                       -----------------------------------------------------------------------------
                                                                                                           6,156,338
--------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.2%
    STEEL & METALS
                                       Alcoa, Inc.                                            10,200         287,513
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.4%
    AIRLINES--1.8%
                                       Delta Air Lines, Inc.                                  60,000       2,850,000
                                       -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE

    RAILROADS--0.6%
                                       Canadian National Railway Co.                          30,200    $    948,114
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    UTILITIES--4.1%
    ELECTRIC UTILITIES
                                       Allegheny Energy, Inc.                                 26,100       1,089,675
                                       DPL Inc.                                               14,300         437,937
                                       Exelon Corp.                                           35,237       2,334,451
                                       Northeast Utilities                                    75,800       1,634,438
                                       Southern Co.                                           25,900         817,469
                                       -----------------------------------------------------------------------------
                                                                                                           6,313,970
                                       -----------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $141,802,431)                                               152,363,135
                                       -----------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO
                                       (Cost $144,896,711)(a)                                           $155,457,415
                                       -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing securities

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purpose was $145,035,725. At November 30, 2000, Net unrealized appreciation for all securities based on tax cost was $10,421,690. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,988,955 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,567,265.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value (cost $144,896,711)         $155,457,415
----------------------------------------------------------------------------
Cash                                                                     253
----------------------------------------------------------------------------
Dividends receivable                                                 217,111
----------------------------------------------------------------------------
Receivable for Fund shares sold                                       96,597
----------------------------------------------------------------------------
Foreign taxes recoverable                                              3,728
----------------------------------------------------------------------------
Due from Advisor                                                       4,502
----------------------------------------------------------------------------
TOTAL ASSETS                                                     155,779,606
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                      74,829
----------------------------------------------------------------------------
Accrued management fee                                                97,413
----------------------------------------------------------------------------
Accrued Trustee fee and expenses                                       8,358
----------------------------------------------------------------------------
Other accrued expenses and payables                                  388,796
----------------------------------------------------------------------------
Total liabilities                                                    569,396
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $155,210,210
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investments       $ 10,560,704
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              14,762,035
----------------------------------------------------------------------------
Paid-in capital                                                  129,887,471
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $155,210,210
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($76,371,637 / 4,752,277 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $16.07
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $16.07)              $17.05
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($67,892,928 /
  4,430,099 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $15.33
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,945,645 /
  715,556 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $15.30
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $21,491)            $ 2,085,776
---------------------------------------------------------------------------
Interest                                                            218,112
---------------------------------------------------------------------------
Total income                                                      2,303,888
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,235,968
---------------------------------------------------------------------------
Services to shareholders                                            632,724
---------------------------------------------------------------------------
Custodian fees                                                       10,067
---------------------------------------------------------------------------
Distribution services fees                                          640,966
---------------------------------------------------------------------------
Administrative services fees                                        429,090
---------------------------------------------------------------------------
Auditing                                                             17,649
---------------------------------------------------------------------------
Legal                                                                 8,159
---------------------------------------------------------------------------
Trustees' fees and expenses                                          22,797
---------------------------------------------------------------------------
Reports to shareholders                                             146,728
---------------------------------------------------------------------------
Registration fees                                                   104,532
---------------------------------------------------------------------------
Reorganization                                                       65,470
---------------------------------------------------------------------------
Other                                                                19,544
---------------------------------------------------------------------------
Total expenses, before expense reductions                         3,333,694
---------------------------------------------------------------------------
Expense reductions                                                  (20,650)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          3,313,044
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (1,009,156)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      15,699,620
---------------------------------------------------------------------------
Foreign currency related transactions                                  (370)
---------------------------------------------------------------------------
                                                                 15,699,250
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                  (15,975,074)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (275,824)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(1,284,980)
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED           YEAR ENDED
                                                                NOVEMBER 30,         NOVEMBER 30,
                                                                    2000                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $(1,009,156)            (857,898)
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              15,699,250           22,362,122
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                  (15,975,074)           4,035,885
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (1,284,980)          25,540,109
-------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                       (10,957,607)          (1,116,825)
-------------------------------------------------------------------------------------------------
  Class B                                                        (9,571,026)            (936,567)
-------------------------------------------------------------------------------------------------
  Class C                                                        (1,288,692)             (92,277)
-------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        67,117,202           71,602,140
-------------------------------------------------------------------------------------------------
Reinvestment of distributions                                    20,734,164            2,075,774
-------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (82,932,250)         (68,470,396)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      4,919,116            5,207,518
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                               (18,183,189)          28,601,958
-------------------------------------------------------------------------------------------------
NET ASSETS BEGINNING OF PERIOD                                  173,393,399          144,791,441
-------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $155,210,210         173,393,399
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                                             YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------------
                                                               2000        1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $18.30       15.82       14.62       12.95       10.02
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (.03)(a)     .03(a)      .01         .02         .05
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     .04        2.68        1.69        2.48        2.88
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .01        2.71        1.70        2.50        2.93
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (2.24)       (.23)       (.50)       (.83)         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2.24)       (.23)       (.50)       (.83)         --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $16.07       18.30       15.82       14.62       12.95
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                            (.96)      17.42(B)    12.06       20.83       29.24(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)                     76,372      89,662      76,705      52,059      20,432
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.51(d)     1.42        1.42        1.41        1.59
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.50(d)     1.41        1.42        1.41        1.47
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.16)       (.15)        .22         .35         .43
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       43         105          92          56          82
--------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                                             YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------------
                                                               2000        1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $17.68       15.40       14.37       12.83       10.02
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (.16)(a)    (.10)(a)    (.07)       (.07)       (.04)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transaction                                                      .05        2.61        1.60        2.44        2.85
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (.11)       2.51        1.53        2.37        2.81
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (2.24)       (.23)       (.50)       (.83)         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2.24)       (.23)       (.50)       (.83)         --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.33       17.68       15.40       14.37       12.83
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                           (1.75)      16.58(B)    11.06(B)    19.96(B)    28.04(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ in thousands)                  67,893      74,352      62,287      42,888      17,617
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 2.35(d)     2.31        2.38        2.32        2.44
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.34(d)     2.19        2.27        2.27        2.27
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.99)       (.93)       (.63)       (.51)       (.37)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       43         105          92          56          82
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                      CLASS C
                                                                            YEAR ENDED NOVEMBER 30,
                                                              ---------------------------------------------------
                                                               2000        1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 17.68      15.40      14.37      12.84      10.01
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (.20)(a)   (.11)(a)   (.04)      (.05)      (.04)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment transactions       .06       2.62       1.57       2.41       2.87
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (.14)      2.51       1.53       2.36       2.83
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                   (2.24)      (.23)      (.50)      (.83)        --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2.24)      (.23)      (.50)      (.83)        --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 15.30      17.68      15.40      14.37      12.84
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                            (1.94)     16.58(B)   11.06(B)   19.86(B)   28.27 (B
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ in thousands)                   10,946      9,379      5,799      2,794      1,043
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  2.56(d)    2.68       2.16       2.15       2.22
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   2.55(d)    2.14       2.16       2.15       2.22
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (1.17)      (.88)      (.52)      (.39)      (.32)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        43        105         92         56         82
---------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of sales charges.
(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.48%, 2.30%, 2.50% for Class A, B, C respectively and after expense reductions were 1.47%, 2.29%, 2.49%, for Class A, B, C respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Value+Growth Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $72,131,133
                             Proceeds from sales                      89,844,008

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .72% of the first
                             $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,235,968 for the year ended November 30, 2000, which is equivalent to an annualized effective rate of .72% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commission retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 2000 are $18,000.

NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 2000 are $840,524 of which $51,600 is unpaid at November 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 2000 are $429,090 after an expense waiver of $1,238, of which $50,445 is unpaid at November 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $521,908 for the year ended November 30, 2000, of which $96,955 is unpaid at November 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. During the year ended November 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $22,797 to independent trustees. In addition, a one-time fee of $9,004 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a Consolidated Board, the Advisor has agreed to bear $4,502 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       YEAR ENDED                            YEAR ENDED
                                                                    NOVEMBER 30, 2000                     NOVEMBER 30, 1999
                                                              -----------------------------         -----------------------------
                                                                SHARES            AMOUNT              SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                2,313,217       $ 41,033,931          2,269,267       $ 38,412,236
                                       ------------------------------------------------------------------------------------------
                                        Class B                1,086,195         18,133,594          1,530,622         25,065,215
                                       ------------------------------------------------------------------------------------------
                                        Class C                  381,749          6,372,259            325,473          5,343,759
                                       ------------------------------------------------------------------------------------------
                                        SHARES ISSUED ON REINVESTMENT OF DIVIDENDS
                                        Class A                  583,446         10,477,077             68,003          1,080,051
                                       ------------------------------------------------------------------------------------------
                                        Class B                  525,114          9,066,496             58,590            905,216
                                       ------------------------------------------------------------------------------------------
                                        Class C                   68,857          1,190,591              5,858             90,507
                                       ------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (3,138,588)       (55,344,217)        (2,452,773)       (42,007,981)
                                       ------------------------------------------------------------------------------------------
                                        Class B               (1,294,559)       (21,580,879)        (1,258,159)       (20,766,907)
                                       ------------------------------------------------------------------------------------------
                                        Class C                 (265,568)        (4,429,736)          (177,417)        (2,914,578)
                                       ------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   95,522          1,577,418            164,726          2,780,930
                                       ------------------------------------------------------------------------------------------
                                        Class B                  (91,603)        (1,577,418)          (169,807)        (2,780,930)
                                       ------------------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions             $  4,919,116                          $  5,207,518
                                       ------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $3,369 and $11,541, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    REORGANIZATION          Zurich Scudder has initiated a program to
                             reorganize and combine the two fund families in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             Zurich Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Zurich Scudder and certain of the affected funds.
                             Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER VALUE + GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Value + Growth Fund as of November 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Value + Growth Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996 in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 19, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $1.62 per share from net long-term capital gains during its year ended November 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $16,663,000 as capital gain dividends for its year ended November 30, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           DONALD E. HALL                    Assistant Treasurer
                                  Vice President
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee                 LINDA J. WONDRACK
and Vice President                Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KVGF - 2 (1/25/01) 6064
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)